UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026 (October 7, 2026)

Leader's Advantage Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-296772	98-1898982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1288 NJ-73, Suite 401,

Mt Laurel Township, NJ 08054

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (856) 533-1866

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	LEDRU	Nasdaq Global Market

Class A Ordinary Shares, par value $0.0001 per share	LEDR	Nasdaq Global Market

Redeemable Warrants, each whole warrant exercisable for one Class ordinary share at a price of $11.50 per share	LEDRW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 21, 2026, Leader’s Advantage Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. The Company has granted the underwriters a 45-day option to purchase up to an additional 2,250,000 Units at the initial public offering price to cover over-allotments, if any.

Simultaneously with the closing of the IPO, the Company completed the private sale of (i) an aggregate of 193,125 Class A ordinary shares (the “Private Placement Shares”) to the underwriters at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $1,931,250; and (ii) an aggregate of 1,750,000 warrants (the “Private Placement Warrants”) to the sponsor at a purchase price of $2.00 per Private Placement Warrant, generating gross proceeds to the Company of $3,500,000.

A total of $151,125,000 of the proceeds from the IPO (which amount includes $6,000,000 of the underwriters’ deferred discount) was placed in a U.S.-based trust account maintained by Odyssey Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of September 21, 2026, reflecting receipt of the proceeds from the IPO, the Private Placement Shares and Private Placement Warrants has been issued by the Company and is included in Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of September 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leader’s Advantage Acquisition Corp.

	By:	/s/ Dr. Paritosh M. Chakrabarti
	Name:	Dr. Paritosh M. Chakrabarti
	Title:	Chairman and Chief Executive Officer

Dated: October 7, 2026

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